SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 23, 2012

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information contained within Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are being furnished by First Potomac Realty Trust (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three months ended June 30, 2012.

On July 26, 2012, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2012 and made available supplemental information concerning the ownership, operations and portfolio of the Company as of June 30, 2012. A copy of the press release and a copy of this supplemental information are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this report on Form 8-K and are incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2, hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Current Report on Form 8-K dated June 11, 2012, on June 11, 2012, Barry H. Bass, the Company’s Executive Vice President and Chief Financial Officer, notified the Company of his intention to resign on or before September 10, 2012. In light of Mr. Bass’ pending resignation, on July 23, 2012, the Company determined that Michael H. Comer, the Company’s Chief Accounting Officer, will perform the functions of the Company’s principal financial officer in connection with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and will continue to perform the functions of the Company’s principal financial officer relating to the preparation of the Company’s financial statements and periodic reports and other financial reporting issues until a new Chief Financial Officer is hired. In addition, Douglas J. Donatelli, the Company’s Chairman and Chief Executive Officer, has assumed on an interim basis the other responsibilities and functions of the Company’s principal financial officer. As previously disclosed, the Company has initiated a national search for a permanent Chief Financial Officer.

No changes to the compensation arrangements with respect to the Company’s executive officers have been made as a result of the foregoing.

Item 7.01.	Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.

99.1	Press Release dated July 26, 2012

99.2	Second Quarter 2012 Supplemental Financial Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

July 27, 2012	/s/ Douglas J. Donatelli
Douglas J. Donatelli
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated July 26, 2012

99.2	Second Quarter 2012 Supplemental Financial Report